Schedule of Officer Agreements

     Pursuant to Rule 12b-31, the following sets forth the material details which differ in the Executive Employment Agreements, the form of which is filed herewith as Exhibit (10) (1) (d).


                                                       Date of     Minimum
   Name                   Capacities in Which Served   Agreement Base Salary

George L. Baulig          Secretary & Assistant          8/1/94   $100,000
                          Treasurer, South Jersey
                          Industries, Inc., South
                          Jersey Gas Company, Energy
                          & Minerals, Inc. and
                          Secretary, R & T Group, Inc.


Charles Biscieglia        Executive Vice President,      8/1/94    147,000
                          Chief Operating Officer
                          South Jersey Gas Company


Gerald S. Levitt          Vice President, Chief          8/1/94    162,000
                          Financial Officer, South
                          Jersey Industries, Inc.,
                          Executive Vice President,
                          Chief Staff Officer, South
                          Jersey Gas Company


Albert V. Ruggiero        Vice President, Human          8/1/94    107,500
                          Resources, South Jersey
                          Gas Company


William J. Smethurst, Jr. Assistant Secretary &          8/1/94     96,000
                          Assistant Treasurer, South
                          Jersey Industries, Inc.,
                          Energy & Minerals, Inc., Vice
                          President, Treasurer &
                          Assistant Secretary, South
                          Jersey Gas Company, Treasurer
                          & Assistant Secretary,
                          South Jersey Energy Company

Edward J. Tonielli        Vice President, Distribution   8/1/94    107,500
                          Operations, South Jersey
                          Gas Company


Richard B. Tonielli       Treasurer, South Jersey        8/1/94    122,500
                          Industries, Inc., R & T Group,
                          Inc., Senior Vice President,
                          Finance, South Jersey Gas
                          Company, Vice President &
                          Treasurer, Energy & Minerals,
                          Inc.